As filed with the Securities and Exchange Commission on December 16, 2003


                                    Registration Statement No. 333-105423
                                                            333-105423-01
                                                            333-105423-02
                                                            333-105423-03

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                    ------------------------------------

                       Post-Effective Amendment No. 1

                                     to

                                  Form S-3

                           REGISTRATION STATEMENT
                                    Under
                         THE SECURITIES ACT OF 1933
                    ------------------------------------

       NORTHERN TRUST             DELAWARE              36-2723087
         CORPORATION
       NTC CAPITAL III            DELAWARE              36-7169246
       NTC CAPITAL IV             DELAWARE              36-7410780
        NTC CAPITAL V             DELAWARE              36-7410781
     -------------------     -----------------     ---------------------
     (Exact name of each      (State or other        (I.R.S. Employer
        registrant as         jurisdiction of     Identification Number)
      specified in its        incorporation or
   charter or certificate       organization
          of trust

                    ------------------------------------

                           50 SOUTH LASALLE STREET
                           CHICAGO, ILLINOIS 60675
                               (312) 630-6000
        (Address, including zip code, and telephone number, including area code, of Registrants' principal executive offices)


                    ------------------------------------

                               KELLY R. WELSH
                EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                           50 SOUTH LASALLE STREET
                           CHICAGO, ILLINOIS 60675
                               (312) 630-6000
          (Name, address, including zip code, and telephone number,
                 including area code, of agent for service)

                    ------------------------------------




                               With copies to:

                           ROBERT J. MINKUS, ESQ.
                            SCHIFF HARDIN & WAITE
                              6600 SEARS TOWER
                           CHICAGO, ILLINOIS 60606
                               (312) 258-5500
                    ------------------------------------

      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
       FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION
                                 STATEMENT.

                    ------------------------------------

        If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

        If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

        If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ____________________

   THIS POST-EFFECTIVE AMENDMENT IS BEING FILED SOLELY TO PROVIDE
   ADDITIONAL INFORMATION IN PART II, ITEM 14 (OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION).





                                   PART II

                   INFORMATION NOT REQUIRED IN PROSPECTUS


   ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

        The following table sets forth all expenses in connection with the issuance and distribution of the securities being registered. All amounts shown below are estimates, except the registration fee:

        Registration fee of Securities and Exchange Commission  $ 40,450

        Accountants' fees and expenses                            50,000

        Legal fees and expenses                                  175,000

        Trustee fees and expenses (including legal fees)          20,000

        Printing and engraving fees                              150,000

        Rating agency fees and expenses                          350,000

        Miscellaneous expenses                                     4,550
                                                                 -------

             Total                                              $790,000
                                                                 =======




                                 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Northern Trust Corporation certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on this 16th day of December, 2003.

                                      NORTHERN TRUST CORPORATION
                                      (Registrant)



                                      By:  /s/ Perry R. Pero
                                          ------------------------------
                                      Perry R. Pero
                                      Vice Chairman and Chief
                                         Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


               SIGNATURE                                  TITLE                             DATE
               ---------                                  -----                             -----
                      *                  Chairman of the Board,                         December 16, 2003
   -----------------------------      Chief Executive Officer and President
   William A. Osborn
                                      (Principal Executive Officer)

   /s/ Perry R. Pero                  Vice Chairman and Chief Financial Officer      December 16, 2003
   -----------------------------      (Principal Financial Officer)
   Perry R. Pero

                   *                  Executive Vice President and Controller        December 16, 2003
   -----------------------------      (Principal Accounting Officer)
   Harry W. Short

                   *                                    Director                     December 16, 2003
   -----------------------------
   Duane L. Burnham






                                                             II-2







               SIGNATURE                                  TITLE                             DATE
               ---------                                  -----                             -----

                *                                       Director                     December 16, 2003
   -----------------------------
   Dolores E. Cross


                *                                       Director                     December 16, 2003
   -----------------------------
   Susan Crown


                *                                       Director                     December 16, 2003
   -----------------------------
   Robert S. Hamada


                *                                       Director                     December 16, 2003
   -----------------------------
   Robert A. Helman


                *                                       Director                     December 16, 2003
   -----------------------------
   Arthur L. Kelly


                *                                       Director                     December 16, 2003
   -----------------------------
   Frederick A. Krehbiel


                *                                       Director                     December 16, 2003
   -----------------------------
   Robert C. McCormack


                *                                       Director                     December 16, 2003
   -----------------------------
   Edward J. Mooney


                *                                       Director                     December 16, 2003
   -----------------------------
   John W. Rowe


                *                                       Director                     December 16, 2003
   -----------------------------
   Harold B. Smith




                                                             II-3





               SIGNATURE                                  TITLE                             DATE
               ---------                                  -----                             -----


                *                                        Director                     December 16, 2003
   -----------------------------
   William D. Smithburg



   *By:  /s/ Perry R. Pero
        ------------------------
        Perry R. Pero
        Attorney-in-Fact








































                                                             II-4




        Pursuant to the requirements of the Securities Act of 1933, as amended, NTC Capital III certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on this 16th day of December, 2003.

                                      NTC CAPITAL III



                                      By:  Northern Trust Corporation,
                                              as Depositor

                                      By:  /s/ Perry R. Pero
                                           -----------------------------




        Pursuant to the requirements of the Securities Act of 1933, as amended, NTC Capital IV certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on this 16th day of December, 2003.

                                      NTC CAPITAL IV



                                      By:  Northern Trust Corporation,
                                              as Depositor

                                      By:  /s/ Perry R. Pero
                                           -----------------------------


        Pursuant to the requirements of the Securities Act of 1933, as amended, NTC Capital V certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on this 16th day of December, 2003.

                                      NTC CAPITAL V



                                      By:  Northern Trust Corporation,
                                              as Depositor

                                      By:  /s/ Perry R. Pero
                                           -----------------------------